UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): October 31, 2007

Commoncache, Inc.
(Exact name of registrant as specified in charter)

Florida	333-70868	65-1129569
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

18851 NE 29th Avenue, 7th Floor,
Aventura, FL 33180
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 749-3166

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On October 31, 2007, the Board of Directors of Commoncache, Inc. (the “Company”) approved the dismissal of S.W. Hatfield, CPA (“Hatfield”) as the Company’s auditors.

Hatfield’s report, dated March 27, 2007 on the Company's financial statements for the fiscal year ended December 31, 2006 and 2005 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of Hatfield on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through October 31, 2007: (i) there have been no disagreements with S.W. Hatfield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hatfield, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) Hatfield did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided to Hatfield the disclosure contained in this Form 8-K and requested Hatfield to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. We will file exhibit 16.1 as an amendment to this 8-K.

(b)   On October 31, 2007, the Board of Directors approved the Company's engagement of Jewett, Schwartz, Wolfe & Associates (“Jewett”) to review the Company’s financial statements for the period ended September 30, 2007.

Neither the Company nor anyone on its behalf consulted Jewett regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B (there being none).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONCACHE, INC.

November 6, 2007	By:	/s/ Yakov Sarousi
Yakov Sarousi
Chief Executive Office